SUPPLEMENT DATED SEPTEMBER 24, 2024 TO THE CURRENT
SUMMARY PROSPECTUSES AND STATUTORY PROSPECTUSES FOR:
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Infrastructure Fund
Invesco V.I. Global Real Estate Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and Statutory Prospectuses and retain it for future reference.
Effective September 25, 2024, Ping-Ying Wang is designated as the Lead Portfolio Manager of the Funds.
In addition, the following paragraph is added to each Fund's Statutory Prospectus under “Fund Management – Portfolio Managers”:
The Lead Portfolio Manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Lead Portfolio Manager may perform these functions, and the nature of these functions, may change from time to time.
ACST-AIF-AIS-AVIF-SUMSTAT-SUP 092424